UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2007

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

000-50679

(Commission File Number)

Delaware	77-0487658
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

149 Commonwealth Drive

Menlo Park, CA  94025

(Address of principal executive offices, with zip code)

(650) 327-3270

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conddition.

On March 28, 2007 Corcept Therapeutics Incorporated issued a press release announcing its financial results for the quarter ended December 31, 2006.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9:01   Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated March 28, 2007

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            CORCEPT THERAPEUTICS INCORPORATED

Date:  March 30, 2007                         By:/s/         Fred Kurland

Name: Fred Kurland

Title: Chief Financial Officer

Exhibit Index

Exhibit No.                                         Description

99.1                                                     Q4 2006 Earnings Release